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                                                                  EXECUTION COPY


                      SECOND AMENDMENT TO RIGHTS AGREEMENT



              SECOND AMENDMENT (this "Amendment"), dated as of October 13, 1996, to the Rights Agreement, dated as of June 8, 1988, as amended, between CSX Corporation, a Virginia corporation (the "Company"), and Harris Trust Company of New York, as Rights Agent (the "Rights Agent").

                                    RECITALS

              The Company and the Rights Agent have heretofore executed and entered into the aforementioned Rights Agreement and an amendment thereto, dated as of June 13, 1990 (the Rights Agreement, as so amended, the "Rights Agreement"). Pursuant to Section 27 of the Rights Agreement, the Company and the Rights Agent may from time to time supplement or amend the Rights Agreement in accordance with the provisions of Section 27 thereof. All acts and things necessary to make this Amendment a valid agreement, enforceable according to its terms, have been done and performed, and the execution and delivery of this Amendment by the Company and the Rights Agent have been in all respects duly authorized by the Company and the Rights Agent.



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              NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties thereto agree as follows:

              1. Section 1(a) of the Rights Agreement is hereby modified and amended by adding the following sentence to the end thereof:
Notwithstanding the foregoing, none of Conrail Inc., a Pennsylvania corporation ("Conrail"), or its wholly owned subsidiaries shall be deemed an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), by virtue of the approval, execution or delivery of the Option Agreement (the "CSX Option Agreement"), by and between the Company and Conrail, to be dated as of October 14, 1996, or the consummation of the transactions contemplated thereby in accordance with the terms thereof.

              2.     A new Section is added as follows:
                 "Section 34. Stock Option Agreement. Notwithstanding any provision herein to the contrary, none of Conrail Inc., a Pennsylvania corporation ("Conrail"), or its wholly owned subsidiaries shall be considered an Acquiring Person under this Rights Agreement, no Shares Acquisition Date or Distribution Date shall occur, and no Rights shall be exercisable pursuant to any provision hereof, as a result of
                 (i) the approval, execution or delivery of the Option Agreement, dated as of October 14, 1996, by and between the Company and Conrail, or (ii) the consummation of the transactions contemplated thereby in accordance with the terms thereof.

              3. This Amendment to the Rights Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia


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and for all purposes shall be governed by and construed in accordance with the laws of such Commonwealth applicable to contracts to be made and performed entirely within such Commonwealth.

              4. This Amendment to the Rights Agreement may be executed in any number of Counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument. Terms not defined herein shall, unless the context otherwise requires, have the meanings assigned to such terms in the Rights Agreement.

              5. In all respects not inconsistent with the terms and provisions of this Amendment to the Rights Agreement, the Rights Agreement is hereby ratified, adopted, approved and con-



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firmed.  In executing and delivering this Amendment, the Rights Agent shall be entitled to all the privileges and immunities afforded to the Rights Agent under the terms and conditions of the Rights Agreement.

              6. If any term, provision, covenant or restriction of this Amendment to the Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment to the Rights Agreement, and of the Rights Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.





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              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested, all as of the date and year first above written.


                                        CSX CORPORATION



                                        By: /s/
                                           ----------------------------------
                                           Name:
                                           Title:





                                        HARRIS TRUST COMPANY OF NEW YORK



                                        By: /s/
                                           ----------------------------------
                                           Name:
                                           Title:





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